As filed with the Securities and Exchange Commission on November 30, 2009.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-02273

TRANSAMERICA INCOME SHARES, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2009 – September 30, 2009

Item 1: Report(s) to Shareholders.

TRANSAMERICA

INCOME SHARES, INC.

Semi-Annual Report

September 30, 2009

Dear Fellow Shareholder,

On behalf of Transamerica Income Shares, Inc. (the “Fund”), we would like to thank you for your continued support and confidence as we look forward to continuing to serve you and your financial advisor in the future.  We value the trust you have placed in us.

This semi-annual report is provided to you with the intent of presenting a comprehensive review of the investments of the Fund. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  Both equity and fixed-income markets have rebounded from their lows during 2009 as investors have increased their risk appetite and have anticipated an economic recovery.  Non-Treasury fixed-income securities in general have experienced significantly positive performance as yield spreads have narrowed.  In particular, lower credit quality areas of the fixed-income market have rebounded sharply.  For example, the BofA Merrill Lynch U.S. High Yield, Cash Pay Index has generated a sixth-month return of 40.29% as of September 30, 2009.  Investors have begun to shift away from money market investments in search of higher yielding instruments, and this has supported the rally in credit-sensitive names.  The Federal Reserve continues to be extremely accommodative in its monetary policy in an effort to support a potential economic recovery.  Against this backdrop, however, unemployment remains at multi-decade highs and concerns have surfaced regarding the amount of fiscal and monetary stimulus and its potential effect on inflation.  For the six months ended September 30, 2009, the Barclays Capital Aggregate U.S. Bond Index returned 5.59%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples, CFA
President & Chief Executive Officer	Senior Vice President & Chief Investment Officer
Transamerica Income Shares, Inc.	Transamerica Income Shares, Inc.

Transamerica Income Shares, Inc.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at April 1, 2009 and held for the entire period until September 30, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Income Shares, Inc.	$1,000.00	$1,238.80	$3.98	$1,021.51	$3.60	0.71%

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (183 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At September 30, 2009

(The following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	72.6%
Mortgage-Backed Securities	13.9
U.S. Government Agency Obligations	5.2
Foreign Government Obligation	2.9
Securities Lending Collateral	2.2
Convertible Bonds	1.4
Preferred Stocks	1.3
Preferred Corporate Debt Security	1.0
Convertible Preferred Stock	0.6
Repurchase Agreement	0.3
Other Assets and Liabilities - net(a)	(1.4)
Total	100.0%

(a)          The Other Assets and Liabilities - net category may include, but is not limited to, forward currency contracts, futures contracts, swap agreements, written options and swaptions, and securities sold short.

Transamerica Income Shares, Inc.	Semi – Annual Report 2009

SCHEDULE OF INVESTMENTS

At September 30, 2009

(all amounts in thousands)

(unaudited)

		Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.2%
Fannie Mae
5.00%, 03/01/2039		$1,272	$1,315
5.50%, 07/01/2038 - 11/01/2038		4,651	4,872
Freddie Mac
4.25%, 10/15/2026		726	733
Total U.S. Government Agency Obligations (cost $6,698)			6,920

FOREIGN GOVERNMENT OBLIGATION - 2.9%
French Government Bond
4.00%, 04/25/2018	EUR	2,500	3,837
Total Foreign Government Obligation (cost $3,187)

MORTGAGE-BACKED SECURITIES - 13.9%
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 -144A		$1,555	1,508
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 07/26/2035 -144A * Ə		945	900
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A		569	540
Series 2009-RR6, Class 2A1
5.62%, 08/26/2035 -144A		946	906
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
4.98%, 07/25/2033		964	923
Crown Castle Towers LLC
Series 2006-1A, Class C
5.47%, 11/15/2036 -144A		1,100	1,095
Series 2006-1A, Class D
5.77%, 11/15/2036 -144A		900	896
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.56%, 12/26/2037 -144A		649	591
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A		591	562
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A		661	624
Series 2009-R7, Class 16A1
5.68%, 12/26/2036 -144A *		517	511
Series 2009-R7, Class 1A1
5.61%, 02/26/2036 -144A		971	913
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A *		943	884
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A		1,006	955
JPMorgan Re-REMIC
Series 2009-7, Class 8A1
5.83%, 01/27/2047 -144A		1,017	969
Small Business Administration Trust
Series 2006-1A, Class D
5.85%, 11/15/2036 -144A		1,837	1,818
Series 2006-1A, Class E
6.17%, 11/15/2036 -144A		540	535
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033		1,350	1,354
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *		1,057	1,031
Series 2003-L, Class 1A2
4.56%, 11/25/2033 *		971	956
Total Mortgage-Backed Securities (cost $18,359)			18,471

CORPORATE DEBT SECURITIES - 72.6%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A		700	923
Building Products - 0.5%
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 -144A		675	672
Capital Markets - 3.1%
Macquarie Group, Ltd.
7.30%, 08/01/2014 -144A		1,260	1,345
Raymond James Financial, Inc.
8.60%, 08/15/2019		1,310	1,447
State Street Capital Trust IV Capital Securities
1.30%, 06/01/2077 *		2,100	1,354
Chemicals - 3.1%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 -144A		585	707
Cytec Industries, Inc.
8.95%, 07/01/2017		580	641
Dow Chemical Co.
8.55%, 05/15/2019		1,300	1,461
Momentive Performance Materials, Inc.
9.75%, 12/01/2014 Ђ		765	593
Yara International ASA
7.88%, 06/11/2019 -144A		650	730
Commercial Banks - 3.1%
Barclays Bank PLC
10.18%, 06/12/2021 -144A		1,212	1,593
Scotland International Finance
6.50%, 02/15/2011 -144A		1,310	1,258
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■		1,430	1,287
Commercial Services & Supplies - 1.0%
Protection One Alarm Monitoring, Inc.
12.00%, 11/15/2011		1,265	1,276
Construction Materials - 3.5%
CRH America, Inc.
5.30%, 10/15/2013		770	795
6.95%, 03/15/2012		565	605
Lafarge SA
6.15%, 07/15/2011		1,540	1,604
Martin Marietta Materials, Inc.
6.88%, 04/01/2011		1,100	1,145
Texas Industries, Inc.
7.25%, 07/15/2013		500	480
Consumer Finance - 1.8%
Cardtronics, Inc.
9.25%, 08/15/2013		525	529
Discover Financial Services
0.83%, 06/11/2010 *		1,000	978
Ford Motor Credit Co. LLC
7.88%, 06/15/2010		870	874

The notes to the financial statements are an integral part of this report.

SCHEDULE OF INVESTMENTS

At September 30, 2009

(all amounts in thousands)

(unaudited)

	Principal	Value
Containers & Packaging - 2.9%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 -144A	$2,375	$2,524
Rexam PLC
6.75%, 06/01/2013 -144A	1,180	1,266
Diversified Financial Services - 7.0%
American Honda Finance Corp.
5.13%, 12/15/2010 -144A	1,250	1,285
Bank of America Corp.
0.58%, 06/15/2016 *	1,850	1,579
Glencore Funding LLC
6.00%, 04/15/2014 -144A	1,500	1,439
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	1,295	1,294
Nissan Motor Acceptance Corp.
5.63%, 03/14/2011 -144A	1,445	1,453
Pemex Finance, Ltd.
9.03%, 02/15/2011	1,170	1,220
Selkirk Cogen Funding Corp.
8.98%, 06/26/2012	661	682
Sensus USA, Inc.
8.63%, 12/15/2013	300	297
Diversified Telecommunication Services - 1.1%
Sprint Capital Corp.
7.63%, 01/30/2011	1,300	1,331
Electric Utilities - 0.1%
Energy Future Holdings Corp.
10.88%, 11/01/2017	200	151
Electronic Equipment & Instruments - 1.6%
Agilent Technologies, Inc.
5.50%, 09/14/2015	650	669
Tyco Electronics, Ltd.
6.55%, 10/01/2017	1,334	1,396
Energy Equipment & Services - 0.5%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	610	729
Food & Staples Retailing - 1.4%
Ingles Markets, Inc.
8.88%, 05/15/2017	1,055	1,081
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	915	920
Food Products - 2.7%
ConAgra Foods, Inc.
9.75%, 03/01/2021	235	306
Lorillard, Inc.
8.13%, 06/23/2019	565	641
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	1,100	1,130
Michael Foods, Inc.
8.00%, 11/15/2013	1,500	1,522
Gas Utilities - 0.8%
EQT Corp.
8.13%, 06/01/2019	890	1,016
Hotels, Restaurants & Leisure - 3.1%
Carrols Corp.
9.00%, 01/15/2013	450	450
Hyatt Hotels Corp.
6.88%, 08/15/2019 -144A	1,140	1,170
MGM Mirage, Inc.
8.38%, 02/01/2011	1,645	1,521
Pokagon Gaming Authority
10.38%, 06/15/2014 -144A	1,000	1,040
Household Durables - 1.4%
Lennar Corp.
12.25%, 06/01/2017	450	549
Whirlpool Corp.
8.00%, 05/01/2012	1,180	1,274
Household Products - 0.6%
Sealy Mattress Co.
8.25%, 06/15/2014	800	740
Industrial Conglomerates - 0.5%
Susser Holdings LLC
10.63%, 12/15/2013	624	644
Insurance - 1.7%
American Financial Group, Inc.
9.88%, 06/15/2019	920	1,011
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■ Ž	2,004	1,205
Machinery - 1.3%
Polypore, Inc.
8.75%, 05/15/2012	450	439
Timken Co.
6.00%, 09/15/2014	655	680
Titan International, Inc.
8.00%, 01/15/2012	600	581
Metals & Mining - 4.3%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	1,165	1,416
ArcelorMittal
5.38%, 06/01/2013	680	695
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	1,000	1,064
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	1,100	1,350
Xstrata Canada Corp.
7.35%, 06/05/2012	1,200	1,287
Multiline Retail - 1.0%
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	1,395	1,358
Multi-Utilities - 1.6%
Black Hills Corp.
9.00%, 05/15/2014	640	725
Sempra Energy
9.80%, 02/15/2019	1,090	1,396
Oil, Gas & Consumable Fuels - 7.5%
Berry Petroleum Co.
10.25%, 06/01/2014	225	240
Enbridge Energy Partners, LP
9.88%, 03/01/2019	990	1,229
Enterprise Products Operating, LP
8.38%, 08/01/2066 ■	600	561
GAZ Capital SA
8.13%, 07/31/2014 -144AΛ	940	1,006
Kinder Morgan, Inc.
6.50%, 09/01/2012	860	884
Opti Canada, Inc.
8.25%, 12/15/2014	1,000	775
PetroHawk Energy Corp.
9.13%, 07/15/2013	1,000	1,028
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144AΛ	647	733
Petroleum Development Corp.
12.00%, 02/15/2018	400	394

The notes to the financial statements are an integral part of this report.

SCHEDULE OF INVESTMENTS

At September 30, 2009

(all amounts except share amounts in thousands)

(unaudited)

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 -144AΛ	$1,385	$1,552
Weatherford International, Ltd.
9.63%, 03/01/2019	1,200	1,502
Paper & Forest Products - 2.5%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 -144A	1,200	732
Exopack Holding, Inc.
11.25%, 02/01/2014	1,175	1,160
Weyerhaeuser Co.
6.75%, 03/15/2012	1,255	1,308
Pipelines - 0.6%
Regency Energy Partners
9.38%, 06/01/2016 -144A	750	780
Real Estate Investment Trusts - 5.9%
Dexus Finance Pty Ltd.
7.13%, 10/15/2014 -144A	1,310	1,305
Duke Realty, LP
7.38%, 02/15/2015	1,135	1,171
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	1,260	1,319
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	1,515	1,281
Simon Property Group, Inc.
10.35%, 04/01/2019	1,150	1,431
WEA Finance LLC / WT Finance Australia Property, Ltd.
6.75%, 09/02/2019 -144A	1,325	1,340
Real Estate Management & Development - 1.0%
Post Apartment Homes, LP
5.45%, 06/01/2012	1,380	1,324
Road & Rail - 2.2%
Erac USA Finance Co.
8.00%, 01/15/2011 -144A	1,255	1,317
Hertz Corp.
10.50%, 01/01/2016	335	348
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/2013	320	310
12.50%, 04/01/2016 -144A	1,000	1,105
Specialty Retail - 1.9%
Michaels Stores, Inc.
11.38%, 11/01/2016 Λ	1,100	1,029
Staples, Inc.
9.75%, 01/15/2014	1,170	1,405
Wireless Telecommunication Services - 0.6%
Centennial Communications Corp.
6.35%, 01/01/2013 *	880	858
Total Corporate Debt Securities (cost $88,495)		96,250

	Shares
CONVERTIBLE PREFERRED STOCK - 0.6%
Road & Rail - 0.6%
Kansas City Southern, 5.13% ▲	710	740
Total Convertible Preferred Stock (cost $606)

PREFERRED STOCKS - 1.3%
Commercial Banks - 0.6%
BB&T Capital Trust VI, 9.60% ▲	29,500	808
Diversified Telecommunication Services - 0.7%
Centaur Funding Corp. 9.08% -144A ▲	852	853
Total Preferred Stocks (cost $1,575)		1,661

	Principal
CONVERTIBLE BONDS - 1.4%
Diversified Telecommunication Services - 0.9%
Lucent Technologies, Inc.
2.88%, 06/15/2023	$1,150	1,131
Software - 0.5%
Symantec Corp.
0.75%, 06/15/2011	650	686
Total Convertible Bonds (cost $1,631)		1,817

PREFERRED CORPORATE DEBT SECURITY- 1.0%
Commercial Banks - 1.0%
Rabobank Nederland NV
11.00%, 06/30/2019 -144A ■ Ž	1,095	1,341
Total Preferred Corporate Debt Security (cost $1,150)

REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 09/30/2009, to be repurchased at $463 on 10/01/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $473.	463	463
Total Repurchase Agreement (cost $463)

	Shares
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	2,964,025	2,964
Total Securities Lending Collateral (cost $2,964)

Total Investment Securities (cost $125,128) #		134,464
Other Assets and Liabilities - Net		(1,861)
Net Assets		$132,603

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized (Depreciation)
Euro	1,700	10/30/2009	$2,501	$(13)
Euro	(2,592)	10/30/2009	(3,639)	(154)
				$(167)

The notes to the financial statements are an integral part of this report.

SCHEDULE OF INVESTMENTS

At September 30, 2009

(all amounts in thousands)

(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 09/30/2009.
Ə	Security is fair valued as determined in good faith in accordance with procedures established by the Board of Directors.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 09/30/2009.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $2,902.
▲	Rate shown reflects the yield at 09/30/2009.
#

Aggregate cost for federal income tax purposes is $125,128. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,990 and $654, respectively. Net unrealized appreciation for tax purposes is $9,336.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 09/30/2009, these securities aggregated $52,018, or 39.23%, of the Fund’s net assets.

EUR	Euro
REMIC	Real Estate Mortgage Investment Conduit

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$808	$—	$—	$808
Equities - Industrials	—	740	—	740
Equities - Telecommunication Services	853	—	—	853
Fixed Income - Consumer Discretionary	—	9,523	—	9,523
Fixed Income - Consumer Staples	—	8,812	—	8,812
Fixed Income - Energy	—	9,911	—	9,911
Fixed Income - Financials	—	32,642	—	32,642
Fixed Income - Foreign Government Obligation	—	3,837	—	3,837
Fixed Income - Industrials	—	12,000	—	12,000
Fixed Income - Information Technology	—	2,751	—	2,751
Fixed Income - Materials	—	17,161	—	17,161
Fixed Income - Mortgage-Backed Security	—	18,471	—	18,471
Fixed Income - Telecommunication Services	—	3,320	—	3,320
Fixed Income - U.S. Government Agency Obligation	—	6,920	—	6,920
Fixed Income - Utilities	—	3,288	—	3,288
Cash & Cash Equivalent - Securities Lending Collateral	2,964	—	—	2,964
Cash & Cash Equivalent - Repurchase Agreement	—	463	—	463
Total	$4,625	$129,839	$—	$134,464

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(167)	$—	$(167)

* Other financial instruments are valued at unrealized appreciation (depreciation).

The notes to the financial statements are an integral part of this report.

STATEMENT OF ASSETS AND LIABILITIES

At September 30, 2009

(all amounts except per share amounts in thousands)

(unaudited)

Assets:
Investment securities, at value (cost: $124,665) (including securities loaned of $2,902)	$134,001
Repurchase agreement, at value (cost: $463)	463
Receivables:
Investment securities sold	1,301
Interest	2,220
137,985
Liabilities:
Investment securities purchased	1,305
Accounts payable and accrued liabilities:
Management and advisory fees	54
Transfer agent fees	10
Administration fees	2
Dividends to shareholders	821
Other	59
Payable for collateral for securities on loan	2,964
Unrealized depreciation on forward foreign currency contracts	167
5,382
Net assets applicable to 6,319 capital shares outstanding, $1.00 par value (authorized 20,000 shares)	$132,603

Net asset value per share	$20.99

Net assets consist of:
Paid-in capital	$141,184
Accumulated net investment loss	(957)
Accumulated net realized loss from investment securities	(16,795)
Net unrealized appreciation on investment securities	9,336
Translation of assets and liabilities denominated in foreign currencies	(165)
Net assets	$132,603

STATEMENT OF OPERATIONS

For the period ended September 30, 2009

(all amounts in thousands)

(unaudited)

Investment income:
Interest income	$4,867
Dividend income (net of withholding taxes on foreign dividends of $2)	58
Income from loaned securities-net	— (a)
4,925
Expenses:
Management and advisory	310
Transfer agent	32
Printing and shareholder reports	19
Custody	12
Administration	12
Legal	12
Audit	21
Director	9
Other	16
Total expenses	443

Net investment income	4,482

Net realized gain (loss) on transactions from:
Investment securities	4,419
Foreign currency transactions	(171)
4,248
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	15,967
Translation of assets and liabilities denominated in foreign currencies	(191)
Change in unrealized appreciation (depreciation)	15,776
Net realized and unrealized gain (loss)	20,024

Net increase In net assets resulting from operations	$24,506

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the period and year ended:

(all amounts except per share amounts in thousands)

	September 30, 2009 (unaudited)	March 31, 2009
From operations:
Net investment income	$4,482	$7,380
Net realized gain (loss) from investment securities and foreign currency transactions	4,248	(13,354)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	15,776	(4,223)
Net increase (decrease) in net assets resulting from operations	24,506	(10,197)

Distributions to shareholders:
From net investment income:	(4,644)	(8,041)
Net increase (decrease) in net assets	19,862	(18,238)

Net assets:
Beginning of period/year	$112,741	$130,979
End of period/year	$132,603	$112,741
Accumulated net investment loss	$(957)	$(795)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	For the period ended September 30, 2009		Year Ended March 31,
	(unaudited)		2009	2008	2007	2006	2005
Net asset value
Beginning of period/year	$17.84		$20.73	$22.32	$22.04	$23.17	$24.34
Investment operations
Net investment income(a)	0.71		1.17	1.26	1.30	1.13	1.24
Net realized and unrealized gain (loss)	3.18		(2.79)	(1.50)	0.36	(0.70)	(0.85)
Total operations	3.89		(1.62)	(0.24)	1.66	0.43	0.39
Distributions
From net investment income	(0.74)		(1.27)	(1.35)	(1.38)	(1.30)	(1.56)
From net realized gains	—		—	—	—	(0.10)	—
Return of capital	—		—	—	—	(0.16)	—
Total distributions	(0.74)		(1.27)	(1.35)	(1.38)	(1.56)	(1.56)
Net asset value
End of period/year	$20.99		$17.84	$20.73	$22.32	$22.04	$23.17
Market value per share
End of period/year	$19.78		$16.60	$18.50	$21.11	$21.23	$21.74
Total return(b)	23.88	%(c)	(3.24)%	(6.17)%	6.32%	4.87%	(5.43)%
Ratios and supplemental data
Expenses to average net assets	0.71	%(d)	0.72%	0.77%	0.77%	0.84%	0.72%
Net investment income, to average net assets	7.25	%(d)	6.13%	5.84%	5.91%	4.95%	5.24%
Portfolio turnover rate	78	%(c)	129%	75%	68%	95%	59%
Net assets end of period/year (000’s)	$132,603		$112,741	$130,979	$141,024	$139,275	$146,380

The number of shares outstanding at the end of each period was 6,319.

(a) Calculated based on average number of shares outstanding.

(b) Based on the market price of the Fund’s shares including the reinvestment of dividends and distributions at prices obtained by the Fund’s dividend reinvestment plan.

(c) Not annualized.

(d) Annualized.

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At September 30, 2009

(all amounts in thousands)

(unaudited)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.  The Fund’s investment objective is to seek as high a level of current income as is consistent with prudent investment, with capital appreciation as only a secondary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.  The following is a summary of significant accounting policies followed by the Fund.

Securities Valuations:  Fund investments traded on an exchange are valued at the last sale price or closing price on the day of valuation on the exchange where the security is principally traded.

Certain debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market value.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Fund’s Board of Directors.

The Fund is subject to the provisions under the FASB Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (“Level 1”) and the lowest priority to unobservable inputs (“Level 3”) when market prices are not readily available or reliable. Valuation levels are not necessarily an indication of the risk associated with investing in those securities. The three levels of the hierarchy under ASC 820 are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit  risk, etc).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, at September 30, 2009, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

Forward Foreign Currency Contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at September 30, 2009 are listed in the Schedule of Investments.

Real Estate Investment Trusts (“REITs”): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Repurchase Agreements: The Fund may enter into repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2009

(all amounts in thousands)

(unaudited)

NOTE 1.—(continued)

Securities Lending: The Fund may lend securities to qualified financial institutions and brokers. The lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received may be invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. The value of loaned securities and related collateral outstanding at September 30, 2009, is shown in the Schedule of Investments and in the Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent.

Foreign Currency Denominated Investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities are translated at the exchange rate in effect when the investments were acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Securities Transactions and Investment Income:  Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis.  Dividend income, if any, is recorded on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend Distributions:  Dividend distributions are declared monthly.  Capital gains distributions are declared annually.  Distributions are generally paid in the month following the ex-date, on or about the fifteenth calendar day.  See “Automatic Reinvestment Plan” on page 15 for an opportunity to reinvest distributions in shares of the Fund’s common stock.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE).  Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator.  TAM and TFS are affiliates of AEGON, NV.

Certain officers and directors of the Fund are also officers and/or directors of TAM and TFS.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and the sub-adviser to the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2009

(all amounts in thousands)

(unaudited)

NOTE 2.—(continued)

Investment Advisory Fees:  The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.50% of ANA

TAM currently voluntarily waives its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated limits of ANA:

First $30 million	1.50%
Over $30 million	1.00%

There were no fees waived during the period ended September 30, 2009.

Administrative Services:  The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are fees paid to external legal counsel.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended September 30, 2009 were as follows:

Purchases of securities:
Long-term	$85,026
U.S. Government	11,578

Proceeds from maturities and sales of securities:
Long-term	$76,825
U.S. Government	18,960

NOTE 4.   DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Asset Derivatives	Liability Derivatives
Derivatives not accounted for as
hedging instruments under ASC 815	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Accounts payable and accrued liabilities, Unrealized depreciation on forward foreign currency contracts	$(167)

Derivatives not accounted for as	Amount of Realized Loss on Derivatives Recognized in Income
hedging instruments under ASC 815	Foreign Exchange Contracts
Foreign Exchange Contracts	$(263)

Derivatives not accounted for as	Net Decrease in Unrealized Depreciation on Derivatives Recognized in Income
hedging instruments under ASC 815	Foreign Exchange Contracts
Foreign Exchange Contracts	$(188)

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2009

(all amounts in thousands)

(unaudited)

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  Management has evaluated the Fund’s tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, bond premium amortization, dividends payable and Post-October loss deferrals.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Directors of Transamerica Income Shares, Inc. (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Income Shares, Inc. (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Directors determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Directors requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Directors also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Directors also reviewed the Sub-Adviser’s investment approach for the Fund.  The Directors noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Directors determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods.  The Directors noted the small size of the peer group and the manner in which Lipper calculates closed-end fund returns.  The Directors agreed that they would continue to monitor the performance of the Fund closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Income Shares, Inc. as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Directors noted that the Fund’s contractual management fee and total expenses were in line with the medians for its expense group and universe.  Based on their review, the Directors determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Directors considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances.  The Directors also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Directors noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Directors favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Directors also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Directors, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.  Accordingly, the Board of Directors of the Fund solicited a vote by the shareholders for the following items:

At the annual meeting of shareholders held on July 16, 2009, the results of the vote on Proposal 1 were as follows:

Proposal 1:  To elect ten Directors to the Board of Directors

	For	Withheld

Sandra N. Bane	5,231,987.890	133,325.269
John K. Carter	5,245,350.692	119,962.467
Leo J. Hill	5,243,324.825	121,988.334
Neal M. Jewell	5,234,570.692	130,742.467
Russell A. Kimball, Jr.	5,243,541.825	121,771.334
Eugene M. Mannella	5,223,906.023	141,407.136
Norman R. Nielsen	5,232,864.692	132,448.467
Joyce G. Norden	5,221,099.023	144,214,136
Patricia L. Sawyer	5,232,273.890	133,039.269
John W. Waechter	5,257,514,692	107,798.467

AUTOMATIC REINVESTMENT PLAN

Holders of 50 (not in thousands) shares or more of the Fund’s common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Fund through participation in the Automatic Reinvestment Plan (the “Plan”).  Under the Plan, BNY Mellon, as Transfer Agent, automatically invests dividends and other distributions in shares of the Fund’s common stock by making purchases in the open market.  Plan participants may also deposit cash in amounts (not in thousands) between $25 and $2,500 with BNY Mellon for the purchase of additional shares.  Dividends, distributions and cash deposits are invested in, and each participant’s account credited with, full and fractional shares.

The price at which BNY Mellon is deemed to have acquired shares for a participant’s account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

Another feature of the Plan is the “Optional Cash Only” feature.  You can make additional investments only, without reinvesting your monthly dividend.  If you own 50 shares (not in thousands) or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions (not in thousands) between $25 and $2,500 for investment, you may do so.  The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions.  Rather, the shares you acquire if you participate in the “Optional Cash Only” feature of the Plan will be held for safekeeping in your Plan account.  Each investment will be made on or near the next dividend payment date.  All other procedures for the purchase and sale of shares described above will apply.

BNY Mellon charges a service fee of $1.75 (not in thousands) for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact BNY Mellon:

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900

1-800-454-9575

Foreign Shareowners: 201-680-6578

OTHER INFORMATION

NOTICE OF PRIVACY POLICY

At Transamerica Income Shares, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•                  Information we receive from you on applications or other forms, such as your name, address and account number;

•                  Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•                  Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Income Shares, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

INVESTMENT POLICY AMENDMENT

The Fund, under normal circumstances, may invest up to 20% of its net assets in equity securities of issuers with market capitalizations of $1 billion to $10 billion.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Fund’s proxy voting policies and procedures is available upon request by calling 1-888-233-4339 (toll free) or can be located on the Securities and Exchange Commission (“SEC”) website www.sec.gov.

In addition, the Fund is required to file Form N-PX, with the complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX is available without charge from the Fund by calling 1-888-233-4339, and can also be located on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CERTIFICATIONS

On August 16, 2009, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards.  In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the Fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Transamerica Asset Management, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716-1202

Sub-Adviser

Transamerica Investment Management, LLC

11111 Santa Monica Boulevard, Suite 820
Los Angeles, CA 90025

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310-1900

1-800-454-9575

Foreign Shareowners: 201-680-6578

www.bnymellon.com/shareowner/isd

Custodian

State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116
1-617-937-6700

Listed

New York Stock Exchange
Symbol: TAI
NASDAQ Symbol: XTAIX

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.

Item 2: Code of Ethics.

Not applicable for semi-annual reports.

Item 3: Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4: Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5: Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6: Schedule of Investments.

The schedule of investments is included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable (no change from annual report).

Item 9:  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable (no change from annual report).

Item 11: Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1)   Not applicable.

(2)          Separate certifications for registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)          Not applicable.

(b)         A certification for registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSAMERICA INCOME SHARES, INC.
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: November 30, 2009

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date:	November 30, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(2)(i)	Section 302 N-CSR Certification of Chief Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Chief Executive Officer and Principal Financial Officer